As filed with the Securities and Exchange Commission on March 15, 1999
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 1999


                            PLAYBOY ENTERPRISES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-6813                   36-4249478
          --------                      ------                   ----------
(State or other jurisdiction of    (Commission File            (IRS Employer
        incorporation)                  Number)              Identification No.)


680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS                       60611
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  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (312) 751-8000
                                                    --------------

                                NEW PLAYBOY, INC.
                                -----------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On March 15, 1999, the Registrant, a holding company formed on April 30, 1998, became the parent holding company of and successor to Playboy Enterprises, Inc., a Delaware corporation ("Old Playboy"), and Spice Entertainment Companies, Inc., a Delaware corporation ("Spice"), as a result of the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of May 29, 1998, as amended (the "Merger Agreement"), by and among the Registrant, Old Playboy, Spice, Playboy Acquisition Corp., a Delaware corporation ("Merger Sub P"), and Spice Acquisition Corp., a Delaware corporation ("Merger Sub S"). A copy of the press release announcing the consummation of these transactions is attached as Exhibit 99.2.

         Under the Merger Agreement, (i) Merger Sub P merged into Old Playboy with Old Playboy being the surviving corporation (the "Playboy Merger") and (ii) Merger Sub S merged into Spice with Spice being the surviving corporation (the "Spice Merger"). The Playboy Merger and the Spice Merger are referred to collectively as the "Transactions."

         Upon the consummation of the Playboy Merger:

         (i)   Old Playboy became a wholly owned subsidiary of the Registrant;

         (ii) the name of Old Playboy was changed from "Playboy Enterprises, Inc." to "Playboy Enterprises International, Inc.";

         (iii) each share of Class A Common Stock, par value $.01 per share, of Old Playboy ("Old Playboy Class A Common Stock") issued and outstanding immediately prior to consummation of the Playboy Merger, was automatically converted into one fully paid and nonassessable share of the Class A Common Stock, par value $.01 per share, of the Registrant ("New Playboy Class A Common Stock");

         (iv) each share of Class B Common Stock, par value $.01 per share, of Old Playboy ("Old Playboy Class B Common Stock") issued and outstanding immediately prior to consummation of the Playboy Merger, was converted into one fully paid and nonassessable share of the Class B Common Stock, par value $.01 per share, of the Registrant ("New Playboy Class B Common Stock"); and

         (v) each outstanding option to purchase shares of Old Playboy Class A Common Stock or Old Playboy Class B Common Stock was assumed by the Registrant and converted into an option to

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               purchase shares of New Playboy Class A Common Stock or New
               Playboy Class B Common Stock, respectively, on substantially the same terms and conditions as in effect immediately prior to the consummation of the Transactions.

         Immediately following the consummation of the Playboy Merger, the Registrant filed a certificate of amendment to its certificate of incorporation effecting a change of its name from "New Playboy, Inc." to "Playboy Enterprises, Inc."

         Upon the consummation of the Spice Merger:

         (i)   Spice became a wholly owned subsidiary of the Registrant;

         (ii) each share of Common Stock, par value $.01 per share, of Spice ("Spice Common Stock") issued and outstanding immediately prior to consummation of the Spice Merger, was automatically converted into the right to receive (a) 0.1133 fully paid and nonassessable shares of New Playboy Class B Common Stock, (b) 0.125 shares of Common Stock, par value $.01 per share, of Directrix, Inc., a recently formed Delaware corporation and formerly a wholly owned subsidiary of Spice, and (c) $3.60 in cash (collectively, the "Merger Consideration"); and

         (iii) each option or warrant to purchase shares of Spice Common Stock was deemed to have been exercised by its holder and was converted into the right to receive the Merger Consideration for each of the shares of Spice Common Stock deemed to have been acquired, with the exercise price of the option or warrant being offset first against the cash portion of the Merger Consideration and then against the New Playboy Class B Common Stock portion of the Merger Consideration.

         The Registrant will issue new stock certificates to stockholders of record of Spice in connection with the Spice Merger. The Registrant does not, however, intend to issue new stock certificates to stockholders of record of Old Playboy in connection with the Playboy Merger; instead, each certificate representing issued and outstanding shares of Old Playboy Class A Common Stock or Old Playboy Class B Common Stock immediately prior to the consummation of the Playboy Merger will continue to evidence ownership of shares of New Playboy Class A Common Stock or New Playboy Class B Common Stock, respectively, after the consummation of the Playboy Merger.

         Upon consummation of the Transactions, the New Playboy Class A Common Stock and New Playboy Class B Common Stock will be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),

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as provided by Rule 12g-3 under the Exchange Act. For purposes of Rule 12g-3, the Registrant is the successor issuer to each of Old Playboy and Spice.

         The New Playboy Class A Common Stock and New Playboy Class B Common Stock have been substituted for the Old Playboy Class A Common Stock and Old Playboy Class B Common Stock, respectively, on the New York Stock Exchange and the Pacific Exchange. The New Playboy Class A Common Stock will continue to be listed under the Old Playboy Class A Common Stock symbol, "PLA.A," and the New Playboy Class B Common Stock will continue to be listed under the Old Playboy Class B Common Stock symbol, "PLA," without interruption. The Spice Common Stock will no longer be listed on the NASDAQ Small-Cap Market.

         The Registrant's capital stock, which is comprised of the New Playboy Class A Common Stock and the New Playboy Class B Common Stock, is more fully described in Exhibit 99.1.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         Exhibit
         Number                           Description
         ------                           -----------
           2.1 Agreement and Plan of Merger, dated as of May 29, 1998, by and among Playboy Enterprises, Inc., the Registrant, Playboy Acquisition Corp., Spice Acquisition Corp. and Spice Entertainment Companies, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, Commission File No. 333-68139).

           2.2 Amendment, dated as of November 16, 1998, to the Agreement and Plan of Merger by and among Playboy Enterprises, Inc., the Registrant, Playboy Acquisition Corp., Spice Acquisition Corp. and Spice Entertainment Companies, Inc. (incorporated by reference to Exhibit
                        2.2 to the Registrant's Registration Statement on Form S-4, Commission File No. 333-68139).

           2.3 Second Amendment, dated as of February 26, 1999, to the Agreement and Plan of Merger by and among Playboy Enterprises, Inc., the Registrant, Playboy Acquisition Corp., Spice Acquisition Corp. and Spice Entertainment Companies, Inc. (incorporated by reference to Exhibit
                        2.1 of the Registrant's Current Report on Form 8-K, dated March 9, 1999).

           3.1 Amended and Restated Certificate of Incorporation of the Registrant.

           3.2 Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Registrant, dated March 15, 1999.

           3.3 Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Registrant, dated March 15, 1999.

           3.4          Amended and Restated Bylaws of the Registrant.

          99.1          Description of the Registrant's Capital Stock.

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         Exhibit
         Number                           Description
         ------                           -----------
          99.2 Press Release, dated March 15, 1999, of the Registrant and Spice.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        PLAYBOY ENTERPRISES, INC.


                                        By: /s/ Howard Shapiro
                                            ------------------
                                            Name:  Howard Shapiro
                                            Title: Executive Vice President,
                                                   Law and Administration,
                                                   General Counsel and Secretary

Date:  March 15, 1999

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                                INDEX TO EXHIBITS
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Exhibit                                                                  Page
Number                           Description                             Number
------                           -----------                             ------
  2.1 Agreement and Plan of Merger, dated as of May 29, 1998, by and among Playboy Enterprises, Inc., the Registrant, Playboy Acquisition Corp., Spice Acquisition Corp. and
               Spice Entertainment Companies, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant's
               Registration Statement on Form S-4, Commission File No.
               333-68139).

  2.2 Amendment, dated as of November 16, 1998, to the Agreement and Plan of Merger by and among Playboy Enterprises, Inc., the Registrant, Playboy Acquisition Corp., Spice Acquisition Corp. and Spice Entertainment Companies, Inc. (incorporated by reference to Exhibit
               2.2 to the Registrant's Registration Statement on Form S-4, Commission File No. 333-68139).

  2.3 Second Amendment, dated as of February 26, 1999, to the Agreement and Plan of Merger by and among Playboy Enterprises, Inc., the Registrant, Playboy Acquisition Corp., Spice Acquisition Corp. and Spice Entertainment Companies, Inc. (incorporated by reference to Exhibit
               2.1 of the Registrant's Current Report on Form 8-K, dated March 9, 1999).

  3.1          Amended and Restated Certificate of Incorporation of the      9
               Registrant.

  3.2          Certificate of Amendment of the Amended and Restated         17
               Certificate of Incorporation of the Registrant, dated
               March 15, 1999.

  3.3          Certificate of Amendment of the Amended and Restated         18
               Certificate of Incorporation of the Registrant, dated
               March 15, 1999.

  3.4          Amended and Restated Bylaws of the Registrant.               19

 99.1          Description of the Registrant's Capital Stock.               32

 99.2          Press Release, dated March 15, 1999, of the Registrant       36
               and Spice.

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